SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                     __________________________________

                                  FORM 8-A

                     __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                      PEOPLES COMMUNITY BANCORP, INC.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


              Delaware                                31-1686242
______________________________________________________________________________
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


              11 S. Broadway
              Lebanon, Ohio                           45036
______________________________________________________________________________
(Address of principal executive offices)            (Zip Code)



     If this form relates to the       If this form relates to the
     registration of a class of        registration of a class of
     securities pursuant to            securities pursuant to
     Section 12(b) of the              Section 12(g) of the
     Exchange Act and is               Exchange Act and is
     effective pursuant to             effective pursuant to
     General Instruction A.(c),        General Instruction A.(d),
     please check the following        please check the following
     box. [  ]                         box. [ x ]

Securities Act registration statement file number to which this form relates:
333-93047 (If applicable)
---------

     Securities to be registered pursuant to Section 12(b) of the Act:

                                   None

     Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $.01 per share
                  ______________________________________
                            (Title of class)

Item 1.   Description of Registrant's Securities to be Registered

          See "Description of Peoples Community Bancorp Capital Stock" in the Prospectus included in the Peoples Community Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-93047) which is hereby incorporated by reference.

Item 2.   Exhibits

     *2.0 Plan of Conversion of Peoples Community Bancorp, Inc.

     *3.1 Certificate of Incorporation of Peoples Community Bancorp, Inc.

     *3.2 Bylaws of Peoples Community Bancorp, Inc.

     *4.0 Form of Stock Certificate of Peoples Community Bancorp, Inc.


     *Previously filed with the Securities and Exchange Commission as exhibits to the Peoples Community Bancorp, Inc. Registration Statement on Form S-1 (File No. 333-93047). Such exhibits are incorporated herein by reference.





















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                                 SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  PEOPLES COMMUNITY BANCORP, INC.


                                       /s/ Jerry D. Williams
Date:  March 14, 2000             By:  ____________________________________
                                       Jerry D. Williams, Director, President
                                       and Chief Executive Officer





























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